SUPPLEMENT DATED APRIL 7, 2008

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

TO PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT VISTA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective June 1, 2008, the names of the following investment options will be changed to:

Old Name	New Name

Wanger U.S. Smaller Companies	Wanger USA

Wanger International Small Cap	Wanger International

Please retain this supplement with your prospectus for future reference.

KBL(NY) Wanger 4/08